UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2008

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey  08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a) Renewal of Chesapeake Series 2006-1 Supplement

On February 28, 2008, Chesapeake Funding LLC (“Chesapeake”), a wholly-owned subsidiary of PHH Corporation (“PHH”, “Company”, “we” or “our”), entered into a second amendment (the “Second Amendment”) to the Series 2006-1 Indenture Supplement (the “Series 2006-1 Supplement”) to the Base Indenture, dated as of March 7, 2006,  as amended as of March 6, 2007, among Chesapeake, as issuer, PHH Vehicle Management Services LLC, our wholly-owned subsidiary, as administrator, JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent, certain commercial paper conduit purchasers, certain banks and certain funding agents as set forth therein, and The Bank of New York as successor to JPMorgan, as indenture trustee.  The Series 2006-1 notes have a committed capacity of $2.9 billion.  The Second Amendment extends the maturity date of the agreements governing the Series 2006-1 notes from March 4, 2008 to February 26, 2009.  In addition, the Second Amendment provides for certain changes to the fee structure resulting in increases of 17.5 basis points in upfront fees, 16.5 basis points in commitment fees and 66 basis points in program fees.  The program fees under the Series 2006-1 Supplement are variable and are based on the level of committed capacity as of certain dates during the term of the Series 2006-1 Supplement.  In the event that we do not reduce the committed capacity to certain specified levels on or before such dates, the program fees are subject to increases of up to an additional 75 basis points on an annual basis.  Because the interest component of our Fleet leasing revenue is generally benchmarked to broader market indices and not the interest rates associated with our vehicle management asset-backed debt, we expect that the increase in fee structure will increase Fleet interest expense without a corresponding increase in Fleet leasing revenue during the term of the Series 2006-1 notes.  The Second Amendment also amends the Series 2006-1 Supplement to include a covenant regarding change in control, cross default provisions and financial covenants consistent with those contained in the Amended and Restated Competitive Advance and Revolving Credit Agreement (the “Credit Facility”), dated as of January 6, 2006, as amended, by and among PHH Corporation and PHH Vehicle Management Services, Inc., as borrowers, J.P. Morgan Securities, Inc. and Citigroup Global Markets, Inc., as joint lead arrangers, the lenders referred to therein, and JPMorgan Chase Bank, N.A., as a lender and administrative agent for the lenders.  The other covenants and terms of the Series 2006-1 Supplement remain substantially unchanged with the effectiveness of the Second Amendment.

The foregoing description of the Second Amendment and Series 2006-1 Supplement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (the “Form 8-K”) and is incorporated herein by reference.

(b) Execution of Citi Repurchase Facility

On February 28, 2008, PHH Mortgage Corporation (“PHH Mortgage”), a wholly-owned subsidiary of PHH, entered into a $500 million committed mortgage repurchase facility (the “Citi Repurchase Facility”) by executing a Master Repurchase Agreement (the “Citi Repurchase Agreement”), among PHH Mortgage, as seller, and Citigroup Global Markets Realty Corp. (“Citi”), as buyer. The Citi Repurchase Facility expires on February 26, 2009 and is renewable on an annual basis upon the agreement of the parties. The terms of the Citi Repurchase Facility include financial covenants consistent with those included in our Credit Facility as well as covenants regarding material adverse effect and servicer ratings.  The assets collateralizing the Citi Repurchase Facility are not available to pay the general obligations of PHH Mortgage or PHH. PHH also executed a guaranty (the “Guaranty”), dated as of February 28, 2008, in favor of Citi with regard to the obligations and covenants of PHH Mortgage under the Citi Repurchase Agreement.

The foregoing description of the Citi Repurchase Agreement and Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the Citi Repurchase Agreement and Guaranty, which are respectively filed as Exhibits 10.2 and 10.3 to this Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

10.1
Second Amendment, dated February 28, 2008, to the Series 2006-1 Indenture Supplement, dated as of March 7, 2006, as amended as of March 6, 2007, among Chesapeake Funding LLC, as issuer, PHH Vehicle Management Services, LLC, as administrator, JPMorgan Chase Bank, National Association, as administrative agent, certain commercial paper conduit purchasers, certain banks, certain funding agents as set forth therein, and The Bank of New York, successor to JPMorgan Chase Bank, National Association, as indenture trustee.*

	10.2	Master Repurchase Agreement, dated as of February 28, 2008, among PHH Mortgage Corporation, as seller, and Citigroup Global Markets Realty Corp., as buyer.

10.3
Guaranty, dated as of February 28, 2008, by PHH Corporation in favor of Citigroup Global Markets Realty Corp., party to the Master Repurchase Agreement, dated as of February 28, 2008, among PHH Mortgage Corporation, as seller, and Citigroup Global Markets Realty Corp., as buyer.

*	Confidential treatment has been requested for certain portions of this exhibit pursuant to Rule 24b-2 of the Exchange Act, which portions have been omitted and filed separately with the SEC.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.  For example, our statement regarding our expectation that the increase in fee structure will increase Fleet interest expense without a corresponding increase in Fleet leasing revenue during the term of the Series 2006-1 notes is a forward-looking statement.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007, in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ Clair M. Raubenstine
	Name:	Clair M. Raubenstine
	Title:	Executive Vice President and Chief Financial Officer

Dated: March 4, 2008